                          NOTICE OF GUARANTEED DELIVERY

                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                          FOX & HOUND RESTAURANT GROUP

                        PURSUANT TO THE OFFER TO PURCHASE

                              DATED JANUARY 6, 2006

                                       OF

                             NPSP ACQUISITION CORP.

                          A WHOLLY OWNED SUBSIDIARY OF

                              F&H ACQUISITION CORP.

      This form, or a substantially  equivalent form, must be used to accept the
Offer (as defined  below) if the  certificates  for shares of common stock,  par value $0.01 per share, of Fox & Hound  Restaurant  Group and any other documents required by the Letter of  Transmittal  cannot be delivered to the Depositary by the expiration of the Offer.  Such form may be delivered by hand, or transmitted by  telegram,  telex  facsimile  transmission,  or mail to the  Depositary.  See
Section 3 of the Offer to Purchase.

                            THE DEPOSITARY FOR THE OFFER IS:

                             [LOGO] American Stock Transfer
                                    & Trust Company

    BY MAIL OR OVERNIGHT COURIER:                                                               BY HAND:
                                                     BY FACSIMILE:
American Stock Transfer & Trust Company     (FOR ELIGIBLE INSTITUTIONS ONLY)        American Stock Transfer & Trust Company
          Operations Center                        (718) 234-5001                      Attn: Reorganization Department
   Attn: Reorganization Department                                                            59 Maiden Lane
           6201 15th Avenue                                                                   Concourse Level
          Brooklyn, NY 11219                 CONFIRM FACSIMILE BY TELEPHONE:                New York, NY 10038
                                                   (BY TELEPHONE ONLY)
                                                Toll Free: (877) 248-6417

      DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER
THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS  VIA A FACSIMILE NUMBER
OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

      This  Notice  of  Guaranteed  Delivery  is not  to be  used  to  guarantee signatures.  If a  signature  on a  Letter  of  Transmittal  is  required  to be guaranteed  by an Eligible  Institution  under the  instructions  thereto,  such signature  guarantee  must  appear  in  the  applicable  space  provided  in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

      The   undersigned   hereby  tenders  to  NPSP   Acquisition   Corp.   (the
"Purchaser"),  a  Delaware  corporation  and a wholly  owned  subsidiary  of F&H
Acquisition  Corp.,  a Delaware  corporation,  upon the terms and subject to the conditions  set forth in the Offer to Purchase  dated  January 6, 2006,  and the
related  Letter  of  Transmittal  (which,   together  with  any  amendments  and
supplements thereto,  collectively constitute the "Offer"),  receipt of which is hereby acknowledged,  ______________ shares of common stock, par value $0.01 per share (the "Shares"),  of Fox & Hound Restaurant Group, a Delaware  corporation, pursuant  to the  guaranteed  delivery  procedure  set forth in Section 3 of the
Offer to Purchase.

Certificate Numbers (if available)                                   SIGN HERE

______________________________________________________  ______________________________
                                                                  Signature(s)
______________________________________________________  ______________________________
                                                             (Name(s)) (Please Print)
______________________________________________________  ______________________________
                                                                    (Addresses)

If delivery will be by book-entry transfer:             ______________________________
                                                                             (Zip Code)
Name of Tendering Institution

______________________________________________________
                                                        ________________________________
                                                         (Area Code and Telephone Number)
Account Number________________________________________

                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned,  a firm which is a bank,  broker,  dealer,  credit union, savings  association  or other  entity  which is a member in good  standing of a recognized  Medallion  Program approved by the Securities  Transfer  Association
Inc.,  including the Securities  Transfer Agents Medallion Program (STAMP),  the
Stock Exchange  Medallion  Program (SEMP) and the New York Stock Exchange,  Inc.
Medallion Signature Program (MSP) or any other "eligible guarantor  institution"
(as such term is defined in Rule 17Ad-15  under the  Securities  Exchange Act of
1934, as amended),  guarantees (i) that the above named  person(s)  "own(s)" the
Shares  tendered  hereby  within the meaning of Rule 14e-4 under the  Securities
Exchange Act of 1934,  (ii) that such tender of Shares  complies with Rule 14e-4 and (iii) to deliver to the Depositary the Shares tendered hereby, together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s)
thereof) and  certificates  for the Shares to be tendered or an Agent's  Message
(as defined in the Offer to Purchase) in the case of a book-entry delivery,  and any other required documents, all within three business days of the date hereof.

                       __________________________________
                                 (Name of Firm)

                       __________________________________
                                    (Address)

                       __________________________________
                                   (Zip Code)

                       __________________________________
                             (Authorized Signature)

                       __________________________________
                                     (Name)

                       __________________________________
                        (Area Code and Telephone Number)

Dated:__________________________, 20__.